Cambria Global Value ETF

Summary Prospectus

March 4, 2014

Ticker: GVAL
Listed on NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.cambriafunds.com/gval/disclosures. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 4, 2014, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Global Value ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Value Index (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee:	0.59%
Distribution and/or Service (12b-1) fees: (1)	0.00%
Other Expenses:*
Custodial Expenses	0.10%
Other Expenses	0.00%
Total Annual Fund Operating Expenses:*	0.69%

*	Based on estimated amounts for the current fiscal year.

(1)
Pursuant to a 12b-1 Distribution and Service Plan, the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the plan.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$70	$221

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.

Principal Investment Strategies

The Fund employs a “passive management”—or indexing— investment approach to track the performance of the Underlying Index. In seeking to track the performance of the Underlying Index, the Fund intends to employ a replication strategy, which means that the Fund will typically invest in substantially all of the components of the Underlying Index in approximately the same weights as they appear in the Underlying Index. Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Underlying Index.

The Underlying Index is comprised of equity securities of issuers located in developed and emerging countries, as well as exchange-traded funds composed of issuers located in developed and emerging countries. To be eligible for inclusion in the Underlying Index, an issuer must be domiciled, trade in or have exposure to a market that is undervalued, according to various valuation metrics including cyclically adjusted valuation metrics. These valuation metrics are derived by dividing the current market value of a reference index or asset by an inflation-adjusted normalized factor (typically earnings, book value, dividends, cash flows or sales) over the past seven to 10 years. The Underlying Index uses systematic quantitative screens to attempt to avoid overvalued markets on both a relative and absolute level. In addition, the Underlying Index will be weighted based only on publicly available data and will include screens to limit its country, sector and industry concentration to seek to ensure its liquidity and investability. At least 40% of the Underlying Index is expected to be composed of securities of issuers located in at least three countries (including the United States).

Securities in the Underlying Index may be denominated in either the U.S. dollar or other currencies and may include securities of companies in any industry and of any market capitalization. Although the Underlying Index generally includes larger capitalization companies, it may include small- and mid-capitalization companies. To the extent that the Underlying Index concentrates (i.e.., holds 25% or more of its total assets) in the securities of a particular country, sector, industry or group of industries, the Fund will concentrate to approximately the same extent as the Underlying Index.

The Fund may invest up to 20% of its net assets in instruments not included in the Underlying Index, but which Cambria Investment Management, L.P., the Fund’s investment adviser (“Cambria”), believes will help the Fund track the Underlying Index. For example, there may be instances in which Cambria may choose to purchase or sell securities not in the Underlying Index which Cambria believes are appropriate to substitute for one or more such securities.

The Underlying Index was developed by Cambria Indices, LLC (the “Index Provider”), an affiliate of Cambria, and is calculated by Solactive, AG (formerly known as Structured Solutions, AG), which is not affiliated with the Fund or Cambria. The Index Provider rebalances and reconstitutes the Underlying Index yearly.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.

Concentration Risk. To the extent that the Fund’s investments are concentrated in a particular issuer or issuers, country, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, region, market, industry, group of industries, sector or asset class.

Currency Exchange Rate Risk. Changes in currency exchange rates may affect the U.S. Dollar value of the Fund’s investments, including foreign securities and forward contracts.

Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may adversely affect the Fund.

Emerging Markets Risk. Investments that provide exposure to emerging markets, companies or currencies involve Foreign Investment Risk and additional risks relating to political, economic, or regulatory conditions not associated with investments in more developed markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; restrictions on the transfer of securities or currency; and different settlement and trading practices. Each of these factors may make the Fund more volatile and adversely affect the price for Shares and cause the Fund to decline in value.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Exchange-Traded Funds and Investment Companies Risk. The risks of investing in securities of ETFs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF or company invests. ETFs and investment companies may invest in derivatives; to the extent that one does so, the Fund will be exposed to the risks of derivatives, including potentially counterparty and leverage risks. In addition, when the Fund invests in ETFs and investment companies, the Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, an investment by the Fund in an ETF or investment company may cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the securities underlying the ETF or investment company.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Passive Investment Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of the Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium-Discount Risk. The Shares may trade above or below their net asset value, or NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility.

Quantitative Security Selection Risk. Data for some issuers, particularly for emerging market issuers, may be less available and/or less current than data for issuers in other markets. The value of securities selected for inclusion in the Underlying Index using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Tracking Error Risk. Although the Fund attempts to track the performance of the Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons. For example, as a new Fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels.

Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Performance

The Fund has not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

Investment Adviser

Cambria Investment Management, L.P. (“Cambria” or the “Investment Adviser”) serves as the investment adviser of the Fund.

Portfolio Managers

Mebane T. Faber and Eric W. Richardson are the portfolio managers for the Fund and have managed the Fund since its inception in 2014. Messrs. Faber and Richardson are Managers of Cambria Indices, LLC.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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